DISPOSITIONS AND ACQUISITIONS (Notes)	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Dispositions and Acquisitions [Text Block]
DISPOSITIONS AND ACQUISITIONS
TF Holdings Limited - Discontinued Operations. On May 9, 2016, FCX entered into a definitive agreement to sell its 70 percent interest in TFHL to China Molybdenum Co., Ltd. (CMOC) for $2.65 billion in cash and contingent consideration of up to $120 million in cash, consisting of $60 million if the average copper price exceeds $3.50 per pound and $60 million if the average cobalt price exceeds $20 per pound, both during calendar years 2018 and 2019. Through its interest in TFHL, FCX has an effective 56 percent interest in TFM located in the Democratic Republic of Congo (DRC). The closing of the transaction is currently subject to customary closing conditions, including the resolution of the right of first offer (which expires on November 15, 2016) of Lundin Mining Corporation (Lundin, which holds a 30 percent interest in TFHL), and the parties are working towards a satisfactory resolution in order to complete the transaction in fourth-quarter 2016. In addition, La Générale des Carrières et des Mines (Gécamines), which is wholly owned by the DRC government and holds a 20 percent non-dilutable interest in TFM, recently filed an arbitration proceeding with the International Chamber of Commerce (ICC) International Court of Arbitration challenging the transaction; however, FCX believes that Gécamines’ claims have no legal basis. In accordance with the mandatory prepayment provision of FCX's Term Loan, one-half of the proceeds from this transaction will be applied toward repaying FCX's Term Loan.

In accordance with accounting guidance, FCX has reported the results of operations of TFHL as discontinued operations in the consolidated statements of operations and presented the assets and liabilities of TFHL as held for sale in the consolidated balance sheets for all periods presented. The consolidated statements of comprehensive (loss) income were not impacted by discontinued operations as TFHL did not have any other comprehensive (loss) income, and the consolidated statements of cash flows are reported on a combined basis without separately presenting discontinued operations.

The carrying amounts of TFHL's major classes of assets, liabilities and noncontrolling interests, which are held for sale in the consolidated balance sheets, follow:

	December 31,
	2015		2014
Assets
Cash and cash equivalents	$29		$147
Inventories	584		594
Receivables and other current assets	131		105
Total current assets held for sale	$744		$846

Property, plant, equipment and mining development costs, net	$3,261		$3,290
Inventories	608		491
Other assets	241		203
Total long-term assets held for sale	$4,110	[a]	$3,984	[a]

Liabilities
Accounts payable and accrued liabilities	$108		$99
Accrued income taxes	—		92
Asset retirement obligations	—		2
Total current liabilities held for sale	$108		$193

Deferred income taxes	$681		$707
Asset retirement obligations and other liabilities	37		35
Total long-term liabilities held for sale	$718		$742

Noncontrolling interests	$1,178		$1,125

a.	Amount differs from the totals on FCX's consolidated balance sheets because of other assets held for sale.

Net income from discontinued operations in the consolidated statements of operations consists of the following:

	Years Ended December 31,
	2015	2014	2013
Revenues[a]	$1,270	$1,437	$1,590
Costs and expenses:
Production and delivery costs	852	782	759
Depreciation, depletion and amortization	257	228	246
Interest expense allocated from parent[b]	28	24	15
Other costs and expenses, net	26	27	47
Net income before income taxes	107	376	523
Provision for income taxes	(16)	(99)	(135)
Net income from discontinued operations	$91	$277	$388

a.	In accordance with accounting guidance, amounts are net of eliminations of intercompany sales totaling $114 million in 2015, $121 million in 2014 and $47 million in 2013.

b.	In accordance with accounting guidance, interest associated with FCX's Term Loan that will be required to be repaid as a result of the sale of TFHL has been allocated to discontinued operations.

Cash flows from discontinued operations included in the consolidated statements of cash flows follow:

	Years Ended December 31,
	2015	2014	2013
Net cash provided by operating activities	$217	$529	$594
Net cash used in investing activities	(253)	(174)	(208)
Net cash used in financing activities	(82)	(285)	(445)
(Decrease) increase in cash and cash equivalents in assets held for sale	$(118)	$70	$(59)

Candelaria and Ojos del Salado Disposition. On November 3, 2014, FCX completed the sale of its 80 percent ownership interests in the Candelaria and Ojos del Salado copper mining operations and supporting infrastructure located in Chile to Lundin for $1.8 billion in cash, before closing adjustments, and contingent consideration of up to $200 million. Contingent consideration is calculated as five percent of net copper revenues in any annual period over the ensuing five years when the average realized copper price exceeds $4.00 per pound. Excluding contingent consideration, after-tax net proceeds totaled $1.5 billion, and FCX recorded a gain of $671 million ($450 million to net loss attributable to common stockholders) associated with this transaction. The transaction had an effective date of June 30, 2014. FCX used the proceeds from this transaction to repay indebtedness.

This sale did not meet the criteria for classification as discontinued operations under the April 2014 ASU issued by FASB, which FCX early adopted in first-quarter 2014. The following table provides balances of the major classes of assets and liabilities for the Candelaria and Ojos del Salado mines at November 3, 2014:

Current assets	$482
Long-term assets	1,155
Current liabilities	129
Long-term liabilities	89
Noncontrolling interests	243

The following table provides net income before income taxes and net income attributable to common stockholders for the Candelaria and Ojos del Salado mines:

	January 1, 2014,
	to	Year Ended
	November 3, 2014	December 31, 2013
Net income before income taxes	$270	$689
Net income attributable to common stockholders	144	341

Eagle Ford Disposition. On June 20, 2014, FCX completed the sale of its Eagle Ford shale assets to a subsidiary of Encana Corporation for cash consideration of $3.1 billion, before closing adjustments from the April 1, 2014, effective date. Under full cost accounting rules, the proceeds were recorded as a reduction of capitalized oil and gas properties, with no gain or loss recognition, except for $84 million of deferred tax expense recorded in connection with the allocation of $221 million of goodwill (for which deferred taxes were not previously provided) to the Eagle Ford shale assets. Approximately $1.3 billion of proceeds from this transaction was placed in a like-kind exchange escrow and was used to reinvest in additional Deepwater Gulf of Mexico (GOM) oil and gas interests, as discussed below. The remaining proceeds were used to repay debt.

Deepwater GOM Acquisitions. On June 30, 2014, FCX completed the acquisition of oil and gas interests in the Deepwater GOM from a subsidiary of Apache Corporation, including interests in the Lucius and Heidelberg oil fields and several exploration leases, for $918 million ($451 million for oil and gas properties subject to amortization and $477 million for costs not subject to amortization, including transaction costs and $10 million of asset retirement costs). The Deepwater GOM acquisition was funded by the like-kind exchange escrow.

On September 8, 2014, FCX completed the acquisition of additional Deepwater GOM interests for $496 million ($509 million for oil and gas properties not subject to amortization, including purchase price adjustments and transaction costs), including an interest in the Vito oil discovery in the Mississippi Canyon area and a significant lease position in the Vito Basin area. This acquisition was funded in part with the remaining $414 million of funds from the like-kind exchange escrow.

PXP and MMR Acquisitions. FCX acquired PXP on May 31, 2013, and MMR on June 3, 2013. These acquisitions added a portfolio of oil and gas assets to FCX's global mining business, creating a U.S.-based natural resources company. At the time of the acquisitions, FCX's portfolio of oil and gas assets included oil and natural gas production facilities in the GOM, Texas, onshore and offshore California, Louisiana and in central Wyoming, and a position in the Inboard Lower Tertiary/Cretaceous natural gas trend onshore in South Louisiana. The acquisitions have been accounted for under the acquisition method, with FCX as the acquirer. As further discussed in Note 8, FCX issued $6.5 billion of unsecured senior notes in March 2013 for net proceeds of $6.4 billion, which were used, together with borrowings under a $4.0 billion unsecured five-year bank term loan, to fund the cash portion of the merger consideration for both transactions, to repay certain indebtedness of PXP and for general corporate purposes.

In the PXP acquisition, FCX acquired PXP for per-share consideration equivalent to 0.6531 shares of FCX common stock and $25.00 in cash. FCX issued 91 million shares of its common stock and paid $3.8 billion in cash (which included $411 million for the value of the $3 per share special dividend paid to PXP stockholders on May 31, 2013). Following is a summary of the $6.6 billion purchase price for PXP:

Number of shares of PXP common stock acquired (millions)	132.280
Exchange ratio of FCX common stock for each PXP share	0.6531
	86.392
Shares of FCX common stock issued for certain PXP equity awards (millions)	4.769
Total shares of FCX common stock issued (millions)	91.161

Closing share price of FCX common stock at May 31, 2013	$31.05
FCX stock consideration	$2,831
Cash consideration	3,725	[a]
Employee stock-based awards, primarily cash-settled stock-based awards	83
Total purchase price	$6,639

a.
Cash consideration includes the payment of $25.00 in cash for each PXP share ($3.3 billion), cash paid in lieu of any fractional shares of FCX common stock, cash paid for certain equity awards ($7 million) and the value of the $3 per share PXP special cash dividend ($411 million) paid on May 31, 2013.

In the MMR acquisition, for each MMR share owned, MMR stockholders received $14.75 in cash and 1.15 units of a royalty trust, which holds a 5 percent overriding royalty interest in future production from MMR's Inboard Lower Tertiary/Cretaceous exploration prospects that existed as of December 5, 2012, the date of the merger agreement. MMR conveyed the royalty interests to the royalty trust immediately prior to the effective time of the merger, and they were "carved out" of the mineral interests that were acquired by FCX and not considered part of purchase consideration.

Prior to June 3, 2013, FCX owned 500,000 shares of MMR's 5.75% Convertible Perpetual Preferred Stock, Series 2, which were accounted for under the cost method and recorded on FCX's balance sheet at $432 million on May 31, 2013. Through its acquisition of PXP on May 31, 2013, FCX acquired 51 million shares of MMR's common stock, which had a fair value of $848 million on that date based upon the closing market price of MMR's common stock ($16.63 per share, i.e., Level 1 measurement). As a result of FCX obtaining control of MMR on June 3, 2013, FCX remeasured its ownership interests in MMR to a fair value of $1.4 billion, resulting in a gain of $128 million that was recorded in 2013. Fair value was calculated using the closing quoted market price of MMR's common stock on June 3, 2013, of $16.75 per share (i.e., Level 1 measurement) and a valuation model using observable inputs (i.e., Level 2 measurement) for the preferred stock. Following is a summary of the $3.1 billion purchase price for MMR:

Number of shares of MMR common stock acquired (millions)	112.362	[a]
Cash consideration of $14.75 per share	$14.75
Cash consideration paid by FCX	$1,657
Employee stock-based awards	63
Total	1,720
Fair value of FCX's investment in 51 million shares of MMR common stock acquired on
May 31, 2013, through the acquisition of PXP	854
Fair value of FCX's investment in MMR's 5.75% Convertible Perpetual Preferred Stock, Series 2	554
Total purchase price	$3,128

a.	Excludes 51 million shares of MMR common stock owned by FCX through its acquisition of PXP on May 31, 2013.

The following table summarizes the final purchase price allocations for PXP and MMR:

	PXP	MMR	Eliminations	Total
Current assets	$1,193	$98	$—	$1,291
Oil and gas properties - full cost method:
Subject to amortization	11,447	751	—	12,198
Not subject to amortization	9,401	1,711	—	11,112
Property, plant and equipment	261	1	—	262
Investment in MMR[a]	848	—	(848)	—
Other assets	12	382	—	394
Current liabilities	(906)	(174)	—	(1,080)
Debt (current and long-term)	(10,631)	(620)	—	(11,251)
Deferred income taxes[b]	(3,917)	—	—	(3,917)
Other long-term liabilities	(799)	(262)	—	(1,061)
Redeemable noncontrolling interest	(708)	(259)	—	(967)
Total fair value, excluding goodwill	6,201	1,628	(848)	6,981
Goodwill	438	1,500	—	1,938
Total purchase price	$6,639	$3,128	$(848)	$8,919

a.	PXP owned 51 million shares of MMR common stock, which were eliminated in FCX's consolidated balance sheet at the acquisition date of MMR.

b.
Deferred income taxes have been recognized based on the estimated fair value adjustments to net assets using a 38 percent tax rate, which reflected a 35 percent federal statutory rate and a 3 percent weighted-average of the applicable statutory state tax rates (net of federal benefit).

In accordance with the acquisition method of accounting, the purchase price from FCX's acquisitions of both PXP and MMR has been allocated to the assets acquired, liabilities assumed and redeemable noncontrolling interest based on their estimated fair values on the respective acquisition dates. The fair value estimates were based on, but not limited to, quoted market prices, where available; expected future cash flows based on estimated reserve quantities; costs to produce and develop reserves; current replacement cost for similar capacity for certain fixed assets; market rate assumptions for contractual obligations; appropriate discount rates and growth rates; and crude oil and natural gas forward prices. The excess of the total consideration over the estimated fair value of the amounts assigned to the identifiable assets acquired, liabilities assumed and redeemable noncontrolling interest was recorded as goodwill. Goodwill recorded in connection with the acquisitions is not deductible for income tax purposes.

The fair value measurement of the oil and gas properties, asset retirement obligations included in other liabilities (refer to Note 12 for further discussion) and redeemable noncontrolling interest were based, in part, on significant inputs not observable in the market (as discussed above) and thus represents a Level 3 measurement. The fair value measurement of long-term debt, including the current portion, was based on prices obtained from a readily available pricing source and thus represents a Level 2 measurement.

During second-quarter 2014, FCX finalized the purchase price allocations, which resulted in a decrease of $5 million to oil and gas properties subject to amortization, an increase of $25 million to oil and gas properties not subject to amortization, a net decrease of $42 million to deferred income tax assets and an increase of $22 million to goodwill.

Goodwill arose on these acquisitions principally because of limited drilling activities to date and the absence of production history and material reserve data associated with the very large estimated geologic potential of an emerging trend targeting deep-seated structures in the shallow waters of the GOM and onshore analogous to large discoveries in the Deepwater GOM and other proven basins' prospects. In addition, goodwill also resulted from the requirement to recognize deferred taxes on the difference between the fair value and the tax basis of the acquired assets.

A summary of changes in the carrying amount of goodwill follows:

Balance at January 1, 2013	$—
Acquisitions of PXP and MMR	1,916
Balance at December 31, 2013	1,916
Purchase accounting adjustments	22
Disposal of Eagle Ford (see above)	(221)
Impairment charge	(1,717)
Balance at December 31, 2014	$—

During fourth-quarter 2014, FCX conducted a goodwill impairment assessment because of the significant decline in oil prices, which resulted in an impairment charge of $1.7 billion for the full carrying value of goodwill. Crude oil prices and FCX's estimates of oil reserves at December 31, 2014, represented the most significant assumptions used in FCX's evaluation of goodwill (i.e., Level 3 measurement). Forward strip Brent oil prices used in FCX's estimates at December 31, 2014, ranged from approximately $62 per barrel to $80 per barrel for the years 2015 through 2021, compared with a range from approximately $90 per barrel to $98 per barrel at the acquisition date.

Refer to Note 16 for the revenue and operating (loss) income that FM O&G contributed to FCX's consolidated results for the years ended December 31, 2015 and 2014, and for the seven-month period from June 1, 2013, to December 31, 2013. FCX's acquisition-related costs for PXP and MMR totaled $74 million in 2013 and were included in selling, general and administrative expenses in the consolidated statement of operations. In addition, FCX deferred debt issuance costs of $96 million in connection with the debt financings for the acquisitions (refer to Note 8 for further discussion of the debt financings).

Redeemable Noncontrolling Interest - PXP. In 2011, PXP issued (i) 450,000 shares of Plains Offshore Operations Inc. (Plains Offshore, a consolidated subsidiary of FM O&G) 8% Convertible Preferred Stock (Preferred Stock) for gross proceeds of $450 million and (ii) non-detachable warrants with an exercise price of $20 per share to purchase in aggregate 9.1 million shares of Plains Offshore's common stock. In 2011, Plains Offshore also issued 87 million shares of Plains Offshore Class A common stock, which will be held in escrow until the conversion and cancellation of the Preferred Stock or the exercise of the warrants. In January 2014, Plains Offshore issued (i) 24,000 shares of Preferred Stock for gross proceeds of $24 million and (ii) non-detachable warrants with an exercise price of $20 per share to purchase in aggregate 0.5 million shares of Plains Offshore's common stock. Plains Offshore holds certain of FM O&G's oil and gas properties and assets located in the GOM in water depths of 500 feet or more, including the Lucius oil field and the Phobos discovery, but excluding the properties acquired by PXP in 2012 from BP Exploration & Production Inc., BP America Production Company and Shell Offshore Inc. The Preferred Stock represents a 20 percent equity interest in Plains Offshore and is entitled to a dividend of 8 percent per annum, payable quarterly, of which 2 percent may be deferred ($47 million of accumulated deferred dividends as of December 31, 2015). The preferred holders are entitled to vote on all matters on which Plains Offshore common stockholders are entitled to vote. The shares of Preferred Stock also fully participate, on an as-converted basis at four times, in cash dividends distributed to any class of common stockholders of Plains Offshore. Plains Offshore has not distributed any dividends to its common stockholders.

The holders of the Preferred Stock (preferred holders) have the right, at any time at their option, to convert any or all of such holder's shares of Preferred Stock and exercise any of the associated non-detachable warrants into shares of Class A common stock of Plains Offshore, at an initial conversion/exercise price of $20 per share; the conversion price is subject to adjustment as a result of certain events. At any time on or after November 17, 2016, the fifth anniversary of the closing date, FM O&G may exercise a call right to purchase all, but not less than all, of the outstanding shares of Preferred Stock and associated non-detachable warrants for cash, at a price equal to a liquidation preference as defined in the agreement. At any time, a majority of the preferred holders may cause Plains Offshore to use its commercially reasonable efforts to consummate an exit event as defined in the agreement.

The non-detachable warrants are considered to be embedded derivative instruments for accounting purposes and have been assessed as not being clearly and closely related to the Preferred Stock. Therefore, the warrants are classified as a long-term liability in the accompanying consolidated balance sheets and are adjusted to fair value each reporting period with adjustments recorded in other income (expense).

The Preferred Stock of Plains Offshore is classified as temporary equity because of its redemption features and is therefore reported outside of permanent equity in FCX's consolidated balance sheets. The redeemable noncontrolling interest totaled $764 million as of December 31, 2015, and $751 million as of December 31, 2014. Remeasurement of the redeemable noncontrolling interest represents its initial carrying amount adjusted for any noncontrolling interest's share of net income (loss) or changes to the redemption value. Additionally, the carrying amount will be further increased by amounts representing dividends not currently declared or paid, but which are payable under the redemption features. Future mark-to-market adjustments to the redemption value, subject to a minimum balance of the original recorded value ($708 million) on May 31, 2013, shall be reflected in retained earnings and earnings per share. Changes in the redemption value above the original recorded value are accreted over the period from the date FCX acquired PXP to the earliest redemption date. Because the redemption value has not exceeded the original recorded value, no amounts have been accreted.

Redeemable Noncontrolling Interest - MMR. Following FCX's acquisition of MMR, MMR's 8% Convertible Perpetual Preferred Stock and 5.75% Convertible Perpetual Preferred Stock, Series 1 (totaling $259 million) converted during 2013 primarily at the make-whole conversion rates for which holders received cash of $228 million and 17.7 million royalty trust units with a fair value of $31 million at the acquisition date.

Unaudited Pro Forma Consolidated Financial Information. The following unaudited FCX consolidated pro forma financial information has been prepared to reflect the acquisitions of PXP and MMR. The unaudited pro forma financial information combines the historical statements of income of FCX, PXP and MMR (including the pro forma effects of PXP's GOM acquisition that was completed on November 30, 2012) for the year ended December 31, 2013, giving effect to the mergers as if they had occurred on January 1, 2012. The historical consolidated financial information for the year ended December 31, 2013, shown below has been adjusted to reflect factually supportable items that are directly attributable to the acquisitions.

Revenues	$23,075
Operating income	6,267
Income from continuing operations	3,626
Net income attributable to common stockholders	2,825

Net income per share attributable to common stockholders:
Basic	$2.71
Diluted	2.70

The above unaudited pro forma consolidated information has been prepared for illustrative purposes only and is not intended to be indicative of the results of operations that actually would have occurred, or the results of operations expected in future periods, had the events reflected herein occurred on the date indicated. The most significant pro forma adjustments to income from continuing operations for the year ended December 31, 2013, were to exclude $519 million of acquisition-related costs, the net tax benefit of $199 million of acquisition-related adjustments and the $128 million gain on the investment in MMR. Additionally, the pro forma consolidated information excluded a $77 million gain on the sale of oil and gas properties reflected in MMR's results of operations prior to the acquisition because of the application of the full cost accounting method.

Cobalt Chemical Refinery Business. On March 29, 2013, FCX, through a newly formed consolidated joint venture, completed the acquisition of a cobalt chemical refinery in Kokkola, Finland, and the related sales and marketing business. The acquisition provides direct end-market access for the cobalt hydroxide production at Tenke (which is reported as discontinued operations). The joint venture operates under the name Freeport Cobalt, and FCX is the operator with an effective 56 percent ownership interest. The remaining effective ownership interest is held by FCX's partners in TFM, including 24 percent by Lundin and 20 percent by Gécamines. Consideration paid was $382 million, which included $34 million for cash acquired, and was funded 70 percent by FCX and 30 percent by Lundin. Under the terms of the acquisition agreement, there is also the potential for additional consideration of up to $110 million over a period of three years, contingent upon the achievement of revenue-based performance targets. As of December 31, 2015, no amount was recorded for this contingency because these targets are not expected to be achieved.